EXHIBIT LIST
Item 77Q1

1. Amendment to Establishment and Designation of Shares of Beneficial Interest dated December 13, 2006. Incorporated by Reference to Exhibit (a)(xxii) to Post-Effective Amendment No 42 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

2. Amendment to Establishment and Designation of Shares of Beneficial Interest dated February 1, 2007. Incorporated by Reference to Exhibit (a)(xxiii) to Post-Effective Amendment No 42 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

3. Investment Advisory and Management Agreement between
Registrant and AIG SunAmerica Asset Management Corp.
("AIG SAAMCo") dated May 1, 2007. Incorporated herein by reference to Exhibit 23(d)(i) to Post- Effective
Amendment No. 43 to the Trust's Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2007.

4. Form of Amendment No. 3 to Subadvisory Agreement between
AIG SAAMCo and Columbia Management Advisors, LLC dated
May 1, 2007.  Incorporated herein by reference to
Exhibit 23(d)(viii) to Post- Effective Amendment No. 43 to the Trust's Registration Statement on Form N-1A
(File No. 811-7238) filed on April 17, 2007.

5. Amendment No. 1 to Subadvisory Agreement between
AIG SAAMCo and Davis Selected Advisers, L.P. dated
January 19, 2007. Incorporated herein by reference to Exhibit 23(d)(x) to Post- Effective Amendment No. 43 to the Trust's Registration Statement on Form N-1A
(File No. 811-7238) filed on April 17, 2007.

6. Amendment No. 1 to Subadvisory Agreement between
AIG SAAMCo and FAF Advisors, Inc. dated January 19, 2007.
Incorporated herein by reference to Exhibit 23(d)(xii) to Post- Effective Amendment No. 43 to the Trust's
Registration Statement on Form N-1A (File No. 81
1-7238)
filed on April 17, 2007.

7. Amendment No. 2 to Subadvisory Agreement between
AIG SAAMCo and Federated Equity Management Company of
Pennsylvania and Federated Investment Management Company dated January 19, 2007. Incorporated herein by reference to Exhibit 23(d)(xv) to Post- Effective Amendment No. 43 to the Trust's Registration Statement on Form N-1A
File No. 811-7238) filed on April 17, 2007.

8. Amendment 1 to Subadvisory Agreement between AIG SAAMCo and Franklin Advisory Services, LLC dated January 19, 2007.
Incorporated herein by reference to Exhibit 23(d)(xvii to Post- Effective Amendment No. 43 to the Trust's Registration
Statement on Form N-1A (File No. 811-7238) filed on April 17, 2007.

9. Amendment No. 1 to Subadvisory Agreement between
AIG SAAMCo and Goldman Sachs Asset Management International dated January 19, 2007. Filed herewith.

10. Amendment No. 2 to Subadvisory Agreement between
AIG SAAMCo and J.P. Morgan Investment Management Inc.
dated May 1, 2007. Incorporated herein by reference to
Exhibit 23(d)(xxii) to Post- Effective Amendment No. 43 to the Trust's Registration Statement on Form N-1A
(File No. 811-7238) filed on April 17, 2007.

11. Amendment No. 1 to Subadvisory Agreement between
AIG SAAMCo and Marsico Capital Management, LLC dated
January 19, 2007. Incorporated herein by reference to
Exhibit 23(d)(xxiv) to Post- Effective Amendment No. 43 to the Trust's Registration Statement on Form N-1A
(File No. 811-7238) filed on April 17, 2007.

12. Amendment No. 1 to Subadvisory Agreement between
AIG SAAMCo and Massachusetts Financial Services Company dated May 1, 2007. Filed herewith.

13. Subadvisory Agreement between AIG SAAMCo and
OppenheimerFunds, Inc. dated May 1, 2007. Incorporated herein by reference to Exhibit 23(d)(xxxi) to Post- Effective
Amendment No. 43 to the Trust's Registration Statement on
Form N-1A (File No. 811-7238) filed on April 17, 2007.

14. Amendment No. 1 to Subadvisory Agreement between
AIG SAAMCo and Templeton Investment Counsel, LLC dated
January 19, 2007. Incorporated herein by reference to
Exhibit 23(d)(xxxv) to Post- Effective Amendment No. 43 to the Trust's Registration Statement on Form N-1A
(File No. 811-7238) filed on April 17, 2007.

15. Subadvisory Agreement between AIG  SAAMCo and Wells
Capital Management Incorporated dated May 1, 2007. Incorporated herein by reference to Exhibit 23(d)(xxxvi) to Post- Effective
Amendment No. 43 to the Trust's Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2007.

16. Master-Feeder Addendum to Investment Advisory and
Management Agreement.  Incorporated herein by reference to
Exhibit 23(d)(xxxvii) to Post- Effective Amendment No. 43 to the Trust's Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2007.

17. Master Feeder Advisory Fee Waiver Agreement. .
Incorporated herein by reference to Exhibit 23(d)(xxxviii) to Post- Effective Amendment No. 43 to the Trust's Registration
Statement on Form N-1A (File No. 811-7238) filed on April 17, 2007.